SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                     FORM 8-K
                                  CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of Report (Date of earliest event reported): July 18,2001
                                                            ------------

                           Mass Megawatts Power, Inc.
                           --------------------------
             (Exact name of registrant as specified in its charter)

                                  Massachusetts
                                  -------------
                 (State or other jurisdiction of Incorporation)

                                   04-2461059
                                   ----------
                        (IRS Employer Identification No.)

                   11 Maple Avenue, Shrewsbury, Massachusetts.
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                      01545
                                      -----
                                   (Zip Code)
        Registrant's telephone number, including area code (508) 751-5432

Item  1.  Changes  in  Control  of  Registrant.

          Not  Applicable

Item  2.  Acquisition  or  Disposition  of  Assets.

          Not  Applicable

Item  3.  Bankruptcy  or  Receivership.

          Not  Applicable

Item  4.  Changes  in  Registrant's  Certifying  Accountants.

(a) On July 16 2001, the Registrant engaged the accounting firm of Pender, Newkirk and Company, CPAs as independent accountants for the year ended April 30, 2001 to replace O'Connor, Maloney, and Company, P.C, a highly respected CPA firm in Central Massachusetts, effective with such appointment. O'Connor, Maloney, and Company, P.C, an accounting firm with an untarnished image and good reputation, was replaced for no other reason than to comply with the independence issue related to requiring an independent audit for the 10K Securities and Exchange Commission filing. The Registrant's Board of Directors approved the selection of Pender, Newkirk, P.C. as new independent accountants upon the recommendation of the Registrant's management. Management has not consulted with Pender, Newkirk, and Company CPAs on any accounting, auditing or reporting matter.


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(b)  During  the  two most recent  fiscal years and interim period subsequent to
April 30, 2001, there have been no disagreements with O'Connor, Maloney, and Company P.C. on any statement disclosure or auditing scope or procedure or any reportable events.

(c), O'Connor, Maloney, and Company P.C.' report on the financial statements for the past two years contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles.

(d) The Registrant has provided O'Connor, Maloney, and Company P.C with a copy of this disclosure and has requested that O'Connor, Maloney, and Company P.C. furnish it with a letter addressed to the SEC stating whether it agreed with the above statements.

Item  5.  Other  Events.

          Not  Applicable

Item  6.  Resignation  of  Registrant's  Directors.

          Not  Applicable

Item  7.  Financial  Statements  and  Exhibits.

          Not  Applicable

Item  8.  Change  in  Fiscal  Year
 .
          Not  Applicable

Item  9.  Sale  of  Equity  Securities  Pursuant  to  Regulation  S.

          Not  Applicable

SIGNATURES Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant had duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                            Mass  Megawatts  Power, Inc
                                            ---------------------------

Dated:  July 18, 2001                       Jonathan  C.  Ricker
      ---------------                       --------------------
                                     Jonathan C. Ricker, President and Treasurer


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